UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2006

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1440 Davey Road
Woodridge, Illinois 60517		60517
(Address of principal executive offices)		(Zip Code)

(630) 739-6744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 6, 2006, Advanced Life Sciences, Inc., entered into a First Amendment to Employment Agreement with its President, John L. Flavin.  Under the terms of the Amendment, John Flavin’s base salary increased from $157,500 to $220,000 per year effective December 13, 2005.  The Amendment also provides that John Flavin may be awarded a maximum bonus of $66,000 during the fiscal year 2006.

A copy of this Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

On January 6, 2006, Advanced Life Sciences, Inc., entered into a First Amendment to Employment Agreement with its Executive Vice President of Corporate Development, Dr. Suseelan Pookote.  Under the terms of the Amendment, Dr. Pookote’s base salary increased from $150,000 to $190,000 per year effective December 13, 2005.  The Amendment also provides that Dr. Pookote may be awarded a maximum bonus of $48,000 during the fiscal year 2006.

A copy of this Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

On January 6, 2006, Advanced Life Sciences, Inc., entered into a First Amendment to Employment Agreement with its Chief Legal Counsel, Patrick W. Flavin.  Under the terms of the Amendment, Patrick Flavin’s base salary increased from $93,000 to $145,000 per year effective December 13, 2005.  The Amendment also provides that Patrick Flavin may be awarded a maximum bonus of $30,000 during the fiscal year 2006.

A copy of this Amendment and the related Employment Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by this reference.

(c)           Exhibits:

Exhibit No.	Description

10.1	First Amendment to Employment Agreement between Advanced Life Sciences, Inc., and John L. Flavin, entered into January 6, 2006.

10.2	First Amendment to Employment Agreement between Advanced Life Sciences, Inc., and Dr. Suseelan Pookote, entered into January 6, 2006.

10.3	Employment Agreement and First Amendment to Employment Agreement between Advanced Life Sciences, Inc., and Patrick W. Flavin, entered into January 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Date: January 6, 2005	By:	/s/ Michael T. Flavin
	Name:	Michael T. Flavin
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Employment Agreement between Advanced Life Sciences, Inc., and John L. Flavin, entered into January 6, 2006.

10.2	First Amendment to Employment Agreement between Advanced Life Sciences, Inc., and Dr. Suseelan Pookote, entered into January 6, 2006.

10.3	Employment Agreement and First Amendment to Employment Agreement between Advanced Life Sciences, Inc., and Patrick W. Flavin, entered into January 6, 2006.